UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2008

Allied World Assurance Company Holdings, Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27 Richmond Road, Pembroke, Bermuda,		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-278-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Certain wholly-owned subsidiaries of Allied World Assurance Company Holdings, Ltd (the "Company") entered into ten First Amended and Restated Discretionary Investment Management Agreements, dated as of November 21, 2008 (collectively, the "Amended Agreements"), with certain affiliates of The Goldman Sachs Group, Inc. ("Goldman Sachs"). The Amended Agreements and the parties thereto are as follows: (i) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World Assurance Company, Ltd ("Allied World") and Goldman Sachs Asset Management International ("GSAMI"); (ii) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World Assurance Company (Reinsurance) Limited ("Allied World Re") and GSAMI; (iii) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World Assurance Company (Europe) Limited ("Allied World Europe") and GSAMI; (iv) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World Assurance Company (U.S.) Inc. ("Allied World U.S.") and Goldman Sachs Asset Management, L.P. ("GSAM"); (v) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World National Assurance Company ("Allied World National") and GSAM; (vi) the First Amended and Restated Discretionary Investment Management Agreement by and among Allied World National, GSAM and Allied World; (vii) the First Amended and Restated Discretionary Investment Management Agreement by and among Allied World U.S., GSAM and Allied World; (viii) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World and GSAM; (ix) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World U.S. and GSAM relating to an account with Canadian assets; and (x) the First Amended and Restated Discretionary Investment Management Agreement by and between Allied World U.S. and GSAM relating to an additional account with Canadian assets. Affiliates of Goldman Sachs were part of the founding investors that formed the Company in 2001 and are principal shareholders of the Company.

Pursuant to the terms of the Amended Agreements, Goldman Sachs agreed to serve as investment manager and invest and reinvest certain assets of each subsidiary. Either party to each Amended Agreement may terminate their respective agreement upon 30 days’ prior written notice or immediately in the event of a material breach of the terms of the respective Amended Agreement by one party that is not cured within 30 days of such party becoming aware, or receiving notice by the other party, of such breach. In addition, the Company’s subsidiaries may terminate their respective Amended Agreement at any time for Cause (as defined in each Agreement) or upon a Change in Control (as defined in each Agreement) of Goldman Sachs.

As of November 21, 2008, Allied World Reinsurance Company, a wholly-owned subsidiary of the Company, also entered into a Discretionary Investment Management Agreement with GSAM and Allied World (the "U.S. Reinsurance IMA"), which contains the same material terms described above.

The Amended Agreements can be categorized into three separate forms. The Amended Agreements referred to in clauses (i), (ii) and (iii) in the first paragraph above are materially identical and are referred to as the "Amended Agreements (Bermuda and Europe Form)" which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. The Amended Agreements referred to in clauses (iv) and (v) in the first paragraph above are materially identical and are referred to as the "Amended Agreements (U.S. Form)" which is attached hereto as Exhibit 10.2 and which is incorporated herein by reference. The Amended Agreements referred to in clauses (vi) through (x) in the first paragraph above are materially identical and are referred to as the "Amended Agreements (Trust Form)" which is attached hereto as Exhibit 10.3 and which is incorporated herein by reference. In addition, the U.S. Reinsurance IMA is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The description of the Amended Agreements contained herein is qualified in its entirety by reference to the Amended Agreements (Bermuda and Europe Form), the Amended Agreements (U.S. Form) and the Amended Agreements (Trust Form) attached hereto, and the description of the U.S. Reinsurance IMA contained herein is qualified in its entirety by reference to the U.S. Reinsurance IMA attached hereto.

Item 1.02 Termination of a Material Definitive Agreement.

On November 24, 2008, certain of the Company’s subsidiaries sent notices to GSAM to terminate the following agreements effective as of December 31, 2008: (1) the First Amended and Restated Discretionary Investment Management Agreement, dated as of November 21, 2008, by and between Allied World U.S. and GSAM; (2) the First Amended and Restated Discretionary Investment Management Agreement, dated as of November 21, 2008, by and between Allied World National and GSAM; and (3) the Discretionary Investment Management Agreement, dated as of May 14, 2008, by and between Allied World Reinsurance Company and GSAM. The assets managed pursuant to these agreements are being transitioned to a new investment manager.

Item 9.01 Financial Statements and Exhibits.

Ex. No. - Description
-------- - ---------------------
10.1 - First Amended and Restated Discretionary Investment Management Agreement
(Bermuda and Europe Form).
10.2 - First Amended and Restated Discretionary Investment Management Agreement
(U.S. Form).
10.3 - First Amended and Restated Discretionary Investment Management Agreement
(Trust Form).
10.4 - Discretionary Investment Management Agreement, dated as of November 21,
2008, by and among Allied World Reinsurance Company, Allied World
Assurance Company, Ltd and Goldman Sachs Asset Management, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, Ltd

November 28, 2008	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	First Amended and Restated Discretionary Investment Management Agreement (Bermuda and Europe Form).
10.2	First Amended and Restated Discretionary Investment Management Agreement (U.S. Form).
10.3	First Amended and Restated Discretionary Investment Management Agreement (Trust Form).
10.4	Discretionary Investment Management Agreement, dated as of November 21, 2008, by and among Allied World Reinsurance Company, Allied World Assurance Company, Ltd and Goldman Sachs Asset Management, L.P.